UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2015

Date of Report

(Date of earliest event reported)

FONU2 INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-49652	65-0773383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee I.D. No.)

135 Goshen Road Ext., Suite 205

Rincon, GA 31326

(Address of Principal Executive Offices)

(912) 655-5321

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

On August 8, 2015 the Company issued 420,246 shares of common stock to Union Capital, LLC on a partial conversion of a convertible note in the value of $5,201 ($0.01238 / share).

On August 19, 2015 the Company issued 842,618 shares of common stock to Union Capital, LLC on a partial conversion of a convertible note in the value of $10,427 ($0.01238 / share).

On August 19, 2015 the Company issued 3,991,666 shares of common stock to Coventry Enterprises, LLC on a partial conversion of a convertible note in the value of $47,900 ($0.012 / share).

These issuance of the shares was exempt under Section 4(a)(2) of the Securities Act.

As of August 24, 2015, there were 247,087,861 common shares issued and outstanding.

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FONU2 INC., a Nevada corporation

Date: August 25, 2015	By:	/s/ Roger Miguel
Roger Miguel, Chief Executive Officer

3